Deferred charges, net	9 Months Ended
Sep. 30, 2019
Deferred charges, net [Abstract]
Deferred charges, net
4.	Deferred charges, net:

On October 27, 2017, the M/V Magic P commenced its scheduled dry-dock which was completed on November 25, 2017. In accordance with the Company’s policy, such cost is deferred and amortized on a straight-line basis over the period until the Vessel’s upcoming dry-dock. Unamortized deferred dry-dock charges amounted to $341,070 and $41,802 as of December 31, 2018 and September 30, 2019, respectively. During the nine-month periods ended September 30, 2018 and 2019, amortization of deferred dry-dock costs amounted to $306,972 and $299,268 respectively, and is included in Depreciation and amortization in the accompanying unaudited interim condensed consolidated statements of comprehensive income.  The unamortized balance as of September 30, 2019, is expected to be amortized to Depreciation and amortization expense during the fourth quarter of 2019.